The Mosaic Company
Earnings Conference Call – 2nd Quarter Fiscal 2013
January 4, 2013
Jim Prokopanko, President and Chief Executive Officer
Larry Stranghoener, Executive Vice President and Chief Financial Officer
Laura Gagnon, Vice President Investor Relations
Exhibit 99.2

Safe Harbor Statement
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results. Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and economic and credit market conditions; the level of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks; changes in government policy; changes in environmental and other governmental regulation, including greenhouse gas regulation, implementation of the U.S.
Environmental Protection Agency’s numeric water quality standards for the discharge of nutrients into Florida waterways or possible efforts to reduce the flow of excess nutrients into the Mississippi River basin or the Gulf of
Mexico; further developments in judicial or administrative proceedings, or complaints that Mosaic’s operations are affecting nearby property uses; difficulties or delays in receiving, increased costs of or challenges to necessary governmental permits or approvals or increased financial assurance requirements; resolution of global tax audit activity; the effectiveness of the Company’s processes for managing its strategic priorities; adverse weather conditions affecting operations in Central Florida or the Mississippi River basin or the Gulf Coast of the United
States, and including potential hurricanes, excess rainfall or drought; actual costs of various items differing from management’s current estimates, including, among others, asset retirement, environmental remediation, reclamation or other environmental regulation, or Canadian resources taxes and royalties; accidents and other disruptions involving Mosaic’s operations, including brine inflows at its Esterhazy, Saskatchewan potash mine and other potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the
Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.

3 Key Messages Key Messages Outstanding Farm Economics Fundamentals Over Sentiment Balance Sheet Flexibility

Second Quarter Financial Highlights $1.47 Reported EPS $0.99 Adjusted With Full-Year Tax Rate of 23.3% $2.5 billion $560 million 4 Net Sales Phosphates Potash Operating Earnings

New Crop Corn Prices at Historic Highs
2013 prices
significantly
higher than
2008
3.50
4.00
4.50
5.00
5.50
6.00
6.50
7.00
J A S O N D J F M A M J J
US$ BU
New Crop Corn Prices
Daily Close of the December Contract from July 1 to June 30
Source: CBOT
2008 2011 2012 2013

6 Issues China Contract Delay India Subsidy Imbalance Mississippi River Levels

2006 Analog Year
Source: Fertecon and Mosaic
‘000 Tonnes KCL
-3,300
7,400
-4,200
-6,000
-4,000
-2,000
0
2,000
4,000
6,000
8,000
2006 2007 … 2012 2013
Global MOP Shipments - Change From Prior Year
4,500

World Potash Shipments
New China contract sets the foundation for a strong spring and record 2013
0
10
20
30
40
50
60
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12F 13F
Mil Tonnes KCL
World Muriate of Potash Shipments
Source: Fertecon and Mosaic
55-57
China North Am Brazil India Indo/Malay Other

World Phosphate Shipments
Continued steady demand growth leading to record global shipments in 2013
0
10
20
30
40
50
60
70
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12F 13F
Mil Tonnes
DAP/MAP/TSP
World Processed Phosphate Shipments
China India North Am Brazil Europe/FSU Other
Source: Fertecon and Mosaic
63-65

North America Brazil
MicroEssentials
®
Share of Phosphate Sales (Fiscal Year)
Source: Mosaic
10
1.7%
3.3%
5.5%
6.9%
9.3%
10.6%
0%
2%
4%
6%
8%
10%
12%
2008 2009 2010 2011 2012 2013 YTD
0.7% 0.7%
1.7%
4.0%
5.0%
5.9%
0%
1%
2%
3%
4%
5%
6%
7%
2008 2009 2010 2011 2012 2013 YTD
MicroEssentials Continues to Grow Market Share ®

Capital Priorities Balance Sheet Structure Maintain Liquidity Buffer Maintain Investment Grade Rating Capital Priorities Finance Organic Growth Strategic Investments Return to Shareholders 11

Financial Guidance Summary
Category Guidance – Fiscal 2013
Potash
Q3 Sales volume 1.5 - 1.8 million tonnes
Q3 MOP selling price $370-$400 per tonne
Q3 Operating rate above 70 percent
Phosphates
Q3 Sales volume 2.5- 2.8 million tonnes
Q3 DAP selling price $485- $515 per tonne
Q3 Operating rate above 80 percent
Capital Expenditures $1.5 - $1.8 billion
Canadian Resource Taxes
and Royalties
$320 - $380 million
SG&A $420 - $445 million
Effective Tax Rate* Mid 20-percent range
* For the second half of fiscal 2013

Potash Operating Rates
Source: Fertecon demand assumptions, Assumes global MOP demand grows to 65 million tonnes in
2017  and effective capacity increases to 75 million tonnes in 2017.
Source: Mosaic
• Better than expected balance during the next five years
• More capacity later in the decade
• Some projects more likely than others
50%
60%
70%
80%
90%
100%
00 02 04 06 08 10 12F 14F 16F
Global MOP Operating Rates
Source:  Mosaic

Phosphate Operating Rates in the
Short and Near Term
Source: Fertecon demand assumptions, Mosaic estimates of capacity additions of 11 million tonnes of phosphoric acid in Middle East, North Africa, China and Latin America based on announced expansion plans, including: Ma’aden on line in 2011, doubling in 2017.
• Expect new capacity to just keep pace with demand growth
• Supply uncertainties remain
• Steady growth in demand
67.5%
70.0%
72.5%
75.0%
77.5%
80.0%
82.5%
00 01 02 03 04 05 06 07 08 09 10 11 12F 13F 14F 15F 16F 17F
Global Phosphoric Acid Operating Rates
Source: CRU/Fertecon November 2012

Second Quarter Financial Performance
In millions, except per share amounts
Three Months Ended
November 30,
2012 2011
Net Sales $2,536 $3,015
Gross Margin $676 $881
% of net sales 27% 29%
Net Earnings $629 $624
% of net sales 25% 21%
Diluted EPS $1.47 $1.40
Effective Tax Rate (14%) 27%
Cash Flow Provided by Operations $322 $518
Cash and Cash Equivalents $3,421 $3,628

Potash Segment Highlights
In millions, except MOP price Q2 FY13 Q1 FY13 Q2 FY12
Net sales $780 $960 $839
Gross Margin $355 $459 $394
Percent of net sales
46% 48% 47%
Operating earnings $316 $416 $358
Sales volumes 1.5 1.9 1.8
Production volume 1.8 1.5 1.8
Production operating rate 76% 65% 78%
Avg MOP selling price $443 $444 $440
Second quarter highlights:
Gross margins were impacted by increased depreciation, higher resource taxes and higher brine management expenses.
Brine management costs were $16M higher than last year’s quarter, $6 million lower than Q1’FY13.
OPERATING EARNINGS BRIDGE
0
50
100
150
200
250
300
350
400
Q2 FY12 OE Sales       Sales volumes
price
Resource
taxes
Other Q2 FY13 OE
$ IN MILLIONS

Phosphates Segment Highlights
In millions, except DAP price Q2 FY13 Q1 FY13 Q2 FY12
Net sales $1,762 $1,561 $2,179
Gross Margin $318 $288 $476
Percent of net sales 18% 18% 22%
Operating earnings $245 $208 $432
Sales volumes 3.0 2.7 3.2
NA production volume (a) 2.1 2.0 2.1
Finished product operating rate 86% 81% 86%
Avg DAP selling price $544 $529 $611
(a) Includes crop nutrient dry concentrates and animal feed ingredients
Second quarter highlights:
Near record shipments in North America were offset by lower shipments to the export market.
Year over year, lower gross margin rate reflects lower phosphate pricing partially offset by reduced rock costs due to startup of South Fort Meade, as well as lower sulfur costs.
0
50
100
150
200
250
300
350
400
450
500
Q2 FY12
OE
Sales
price
Sales
volumes
Raw
materials
Other Q2 FY13
OE
OPERATING EARNINGS BRIDGE
$ IN MILLIONS

FY13 Q2
Actual
Change
FY13 Q1
Margin %
Actual
% Impact on
Segment
Margin
Pre-Tax
Impact
EPS
Impact
Marketing
MOP Price ($/tonne)
(b)
$443 $50 45.6% 8.5% $66 $0.12
Potash Volume
(million tonnes)
1.5 0.5 45.6% 22.5% $175 $0.31
DAP Price ($/tonne) $544 $50 18.0% 6.3% $111 $0.20
Phosphate Volume
(million tonnes)
3.0 0.5 18.0% 4.9% $87 $0.16
Raw Materials
Sulfur ($/lt) $190 $50 18.0% 2.6% $45 $0.08
Ammonia ($/tonne) $561 $50 18.0% 1.4% $24 $0.04
(a) These factors do not change in isolation; actual results could vary from the above estimates
(b) Assumes no change to KMAG pricing
Earnings Sensitivity to Key Drivers (a)

Raw Material Cost Detail
Mosaic is currently implementing a new inventory valuation system. After implementation, Mosaic expects to include this information in its performance data disclosures.
Q2 FY2013%
Ammonia ($/MT)
Realized in COGS $           561
Average Purchase Price $           706
Sulfur ($/LT)
Realized in COGS $           190
Average Purchase Price $           184
Phosphate rock (used in production)
('000 metric tonnes)
US mined rock 3,036 86%
Purchased Miski Mayo rock 266 8%
Other purchased rock 203 6%
Total 3,505 100%
Average cost / tonne consumed rock $              67